UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Asset Managed Municipals Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Western Asset Managed Municipals Fund Inc.

55 Water Street
New York, New York 10041

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 27, 2008

To the shareholders of Western Asset Managed Municipals Fund Inc.:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of WESTERN ASSET MANAGED MUNICIPALS FUND INC. (the "Fund") will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on September 25, 2008 at 3:00 p.m. (New York time) for the following purposes:

1. The election of Directors; and

2. The transaction of any other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on July 31, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp.

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Executor

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

55 Water Street
New York, New York 10041
(888) 777-0102

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 25, 2008

INTRODUCTION

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Western Asset Managed Municipals Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund, to be held at 620 Eighth Avenue, 49th Floor, New York, New York, on September 25, 2008 at 2:00 p.m. (New York time), and at any adjournments or postponements thereof (the "Meeting"). A Notice of the Meeting and a Proxy Card (the "Proxy") accompany this Proxy Statement.

The costs of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Fund and are expected to be approximately $15,000. Proxy solicitations will be made mainly by mail. In addition, officers, Directors and employees of the Fund; Legg Mason Partners Fund Advisor, LLC ("LMPFA" or the "Manager"), the Fund's investment manager; Western Asset Management Company ("Western Asset" or the "Subadviser"), the Fund's subadviser (each of LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.); and/or American Stock Transfer & Trust Company ("AST"), the Fund's transfer agent, may solicit proxies in person or by telephone or mail. LMPFA is located at 620 Eighth Avenue, New York, NY 10018; Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101; Legg Mason, Inc. is located at 100 Light Street, Baltimore, Maryland 21202; and AST is located at 6201 15th Avenue, 1st Floor, Brooklyn, New York 11219. In addition, the Fund will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Fund.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended May 31, 2008, has previously been furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about August 27, 2008. The Fund will provide additional copies of the Annual Report to any shareholder upon request by calling the Fund at 1-888-777-0102. The Annual Report is not to be regarded as proxy soliciting material.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the proposal listed in the Notice. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted. Because the proposal requires a plurality of the votes cast for its approval, abstentions may influence whether a quorum is present but will have no impact on the requisite approval of the proposal. A quorum consists of the presence (in person or by proxy) of the holders of a majority of the outstanding shares of the Fund entitled to notice of, and to vote at, the Meeting. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

The Board of Directors of the Fund has fixed the close of business on July 31, 2008 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. The Fund has two classes of shares: Common Stock, par value $.001 per share, and municipal auction rate cumulative preferred stock ("Preferred Shares"), which have a liquidation preference in the amount of $25,000 per share (collectively with the Common Stock, the "Shares"). Shareholders of the Fund as of the Record Date will be entitled to one vote on each matter for each Share held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding 44,673,810.745 shares of Common Stock, of which 41,558,245.135 shares 93.03% were held of record but not beneficially owned by CEDE & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004; and 10,000 Preferred Shares outstanding, of which 10,000 (100%) were held but not beneficially owned by Cede & Co. As of the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934), to the knowledge of the Fund, owned beneficially 5% or more of the outstanding Shares of either class. As of the Record Date, the officers and Directors of the Fund as a group beneficially owned less than 1% of the outstanding Shares of either class.

In the event that a quorum is not present, or if sufficient votes to elect Directors in proposal number one as set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote the shares that they are entitled to vote in their discretion.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

In accordance with the Fund's charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, the Fund's shareholders will be asked to elect three Class III Directors to hold office until the year 2011 Annual Meeting of Stockholders, or thereafter when his/her successor is duly elected and qualified. The terms of office of the Class I and Class II Directors expire at the year 2009 and 2010 Annual Meetings of Stockholders, respectively, or thereafter until his successor is duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

Under the terms of the Fund's charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund. Paolo Cucchi and Jeswald W. Salacuse have been designated by the Fund's Board for election by holders of Preferred Shares (the "Preferred Share Directors") when so nominated. Neither of the Preferred Share Directors has been nominated for election at this Meeting. The Fund's Charter provides that the remaining nominees shall be elected by holders of Common Stock and Preferred Shares voting together as a single class.

Unless authority is withheld, it is the intention of the persons named in the Proxy to vote the Proxy "FOR" the election of the nominees named above. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the Proxy will be voted for any other person determined by the persons named in the Proxy in accordance with their judgment.

The following table sets forth certain information regarding the nominees for election to the Board of the Fund:

Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (Including the Fund)	Other Directorships Held by Director
Nominees to serve as Class III Directors until the 2011 Annual Meeting of Stockholders

NON-INTERESTED DIRECTOR NOMINEES:

Leslie H. Gelb† c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2006	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times.	25	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.P. ("Blackstone Advisors")

William R. Hutchinson† 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of Audit and Nominating Committees	Since 1995	President, WR Hutchinson & Associates, Inc. (Consultant)	25	Director, Associated Banc-Corp.

Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (Including the Fund)	Other Directorships Held by Director
Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, D.C. 20036 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University.	25	None

The following table sets forth certain information concerning the remaining Directors of the Fund:

Class I Directors serving until the 2009 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS:

Paolo M. Cucchi† Drew Univ. 108 Brothers College Madison, NJ 07904 Birth Year: 1941	Director and Member of Audit and Nominating Committees	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	25	None

Carol L. Colman† c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2006	President, Colman Consulting Co.	25	None

INTERESTED DIRECTOR:

R. Jay Gerken*† Legg Mason & Co., LLC ("Legg Mason") 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	President, Chief Executive Officer and Chairman of the Board	Since 2002	Managing Director, Legg Mason; Chairman, President and Chief Executive Officer of LMPFA; President and Chief Executive Officer of certain mutual funds associated with Legg Mason.	153	None

Class II Directors serving until the 2010 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS:

Daniel P. Cronin† c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2006	Retired; formerly, Associate General Counsel, Pfizer, Inc.	25	None

Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (Including the Fund)	Other Directorships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue – 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University.	25	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. ("Blackstone Advisors")

*  An "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), because he is a Managing Director of Legg Mason, which is an affiliate of LMPFA, the Fund's investment manager.

†  Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Legg Mason is affiliated.

The following table sets forth certain information concerning the executive officers of the Fund:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason or its affiliates; Controller of certain mutual funds associated with Legg Mason or its affiliates (2002-2004)

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason or its affiliates.

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer of certain mutual funds associated with Legg Mason or its affiliates (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005).

**  The Fund's executive officers are chosen each year at a meeting of the Board of the Fund, to hold office for one year and until their respective successors are duly elected and qualified.

The following table provides information concerning the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the LMPFA Family of Investment Companies (as defined below) beneficially owned by each Director or nominee as of December 31, 2007.

Name of Nominee/Director	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in LMPFA Family of Investment Companies*(1)(3)
Carol L. Colman	A	E

Daniel P. Cronin	C	E

Paolo M. Cucchi	A	C

Leslie H. Gelb	A	A

Jay Gerken	C	E

William R. Hutchinson	E	E

Dr. Riordan Roett	A	C

Jeswald W. Salacuse	A	C

*  The dollar ranges are as follows: "A" = none; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.

(1)  This information has been furnished by each Director as of December 31, 2007. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934.

(2)  The Fund's Directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities as of the Record Date.

(3)  "LMPFA Family of Investment Companies" means those registered investment companies that share an investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

Under the federal securities laws, the Fund is required to provide to shareholders, for each nominee for election as Director of the Fund who is not an "interested person" as defined in the 1940 Act, each "non-interested" Director and his or her immediate family members, information as to each class of securities owned beneficially or of record in LMPFA or person or entity (other than a fund) directly or indirectly controlling, controlled by or under common control with LMPFA. LMPFA is an indirect wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2007, as reported to the Fund, none of the nominees for election as Director who are not "interested persons" of the Fund, none of the "non-interested" Directors and none of their immediate family members owned beneficially or of record securities issued by Legg Mason, Inc.

Under the federal securities laws, the Fund is required to provide to shareholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director during the fiscal year ended May 31, 2008. All officers of the Fund are employees of and are compensated by Legg Mason or Western Asset. None of the Fund's executive officers or Directors who are also officers or directors of Legg Mason or Western Asset received any compensation from the Fund for such period.

Name of Director	Aggregate Compensation From Fund for the fiscal year ended 5/31/08	Total Compensation From Fund and Fund Complex(1) Paid to Directors for the year ended 12/31/07
Directorships(2)
Carol L. Colman	$18,421	$326,113
Daniel P. Cronin	18,282	192,450
Paolo M. Cucchi	18,282	174,250
Leslie H. Gelb	19,252	178,250
R. Jay Gerken	0	0
William R. Hutchinson	20,480	368,240
Dr. Riordan Roett	19,252	180,250
Jeswald W. Salacuse	24,698	187,250

(1)  Fund Complex means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)  Each Director currently holds 25 investment company directorships.

During the fiscal year ended May 31, 2008, the Board convened four times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director. The Fund does not have a policy with regard to Board attendance at annual meetings of shareholders. One Board member attended the 2007 Annual Meeting.

The Fund has a separately designated standing Audit Committee. The Portfolio's Audit Committee is composed of all Directors who are not "interested persons" of the Fund, LMPFA or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange ("NYSE") listing standards, namely Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Fund's independent registered public accounting firm, and (iv) the performance of the Fund's internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to Securities and Exchange Commission ("SEC") rules for inclusion in the Annual Proxy Statement. This Committee met five times during the fiscal year ended May 31, 2008. The Board of Directors of the Fund has determined that all members of the Fund's Audit Committee are financially literate. Mr. Hutchinson has been designated as the audit committee financial expert within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee adopted an Amended and Restated Audit Committee Charter at a meeting held on February 14, 2006, a copy of which was filed as Annex A to the Proxy Statement dated August 17, 2007.

The Fund has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Fund, is currently composed of Ms. Colman and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the NYSE listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met four times during the Fund's fiscal year ended May 31, 2008. The Fund adopted a Nominating Committee Charter at a meeting held on February 11, 2004, a copy of which was filed as Annex B to the Proxy Statement dated August 17, 2007.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

•  whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•  the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

•  the character and integrity of the person; and

•  whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

Report of the Audit Committee

At a meeting of the Audit Committee held on July 24, 2008, the Audit Committee reported that it had (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls, and (iii) received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the firm's independence.

Based on review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended May 31, 2008.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse

July 24, 2008

Independent Registered Public Accounting Firm

At a meeting held on May 23, 2008, the Audit Committee approved the selection of KPMG for the fiscal year ending May 31, 2009. KPMG has informed the Fund that it has no material direct or indirect financial interest in the Fund.

No representative of KPMG will be available at the Meeting to answer questions, although KPMG has been given an opportunity to make a statement.

Audit Fees. Fees for the annual audit of the Fund's financial statements by KPMG for the fiscal years ended May 31, 2007 and 2008 were $38,000 and $40,000, respectively.

Audit-Related Fees. Fees for services related to the audit of the Fund's financial statements rendered by KPMG for the fiscal years ended May 31, 2007 and 2008 were $12,000 and $13,000, respectively. These amounts represent procedures performed and prepared for in an agreed upon procedures letter in accordance with the terms of the Articles Supplementary.

Tax Fees. Fees for services rendered by KPMG for tax compliance for the fiscal years ended May 31, 2007 and 2008 were $2,300 and $0, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Fund.

All Other Fees. There were no other fees billed to KPMG for services rendered to the Fund for the last two fiscal years.

Pre-Approval Policies and Procedures. The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

There were no services rendered by KPMG to the Fund for which the pre-approval requirement was waived.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Fund, the Manager and Covered Service Providers for the years ended December 31, 2007 and December 31, 2008 were $0 and $0, respectively.

The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund, the Manager or Covered Service Providers that were required to be pre-approved were pre-approved as required.

Required Vote

Proposal 1 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Fund voting on the matter. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on Proposal 1.

The Board of Directors, including the "non-interested" Directors, recommends that the shareholders vote "FOR" the Fund's nominees for Director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and directors, the Manager, affiliates of the Manager, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely upon its review of the copies of such filings received by it and written representations by such persons, the Fund believes that, for the fiscal year 2008, all relevant persons have complied with applicable filing requirements.

OTHER MATTERS

The Fund knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER COMMUNICATIONS

Shareholder proposals intended to be presented at the 2009 Annual Meeting of the shareholders of the Fund must be received by April 9, 2009 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2009 Annual Meeting will be held in September 2009. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any shareholder who desires to submit a proposal at the 2009 Annual Meeting of Shareholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 300 First Stamford Place, Stamford, CT 06902) during the period from June 23, 2009 to July 21, 2009. However, if the 2009 Annual Meeting of Shareholders is held earlier than August 20, 2009, or later than November 14, 2009, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2009 Annual Meeting to the later of 60 days prior to the date of the 2009 Annual Meeting or 10 days following the public announcement of the date of the 2009 Annual Meeting. Shareholder proposals are subject to certain regulations under the federal securities laws.

The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason
Compliance Department
620 Eighth Avenue, 49th Floor
New York, NY 10041

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset Managed Municipals Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund, Robert I. Frenkel, 300 First Stamford Place, 2nd Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

It is important that proxies be returned promptly. Shareholders who do not expect to attend the Meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

August 27, 2008

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET

MANAGED MUNICIPALS FUND INC.

September 25, 2008

COMMON STOCK

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20300000000000001000 4	092508

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class III Directors: to serve until the 2011 Annual Meeting of Stockholders.		2. Any other business that may properly come before the Meeting.
NOMINEES:
FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	Leslie H. Gelb William R. Hutchinson Riordan Roett

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.

Please refer to the Proxy Statement for a discussion of the Proposals.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

Please check here of you plan to attend the Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COMMON STOCK	COMMON STOCK

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

September 25, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan, Michael Kocur and Barbara Allen, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Western Asset Managed Municipals Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue, 49th floor, New York, New York on Thursday, September 25, 2008, at 3:00 p.m., and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET

MANAGED MUNICIPALS FUND INC.

September 25, 2008

PREFERRED STOCK

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20300000000000001000 4	092508

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class III Directors: to serve until the 2011 Annual Meeting of Stockholders.		2. Any other business that may properly come before the Meeting.
NOMINEES:
FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	Leslie H. Gelb William R. Hutchinson Riordan Roett

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.

Please refer to the Proxy Statement for a discussion of the Proposals.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

Please check here of you plan to attend the Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PREFFERRED STOCK	PREFFERRED STOCK

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

September 25, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan, Michael Kocur and Barbara Allen, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Western Asset Managed Municipals Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue, 49th floor, New York, New York on Thursday, September 25, 2008, at 3:00 p.m., and at any adjournments thereof (the “Meeting”). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)

14475